                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                   -----------

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     December 14, 2001
                                                      (November 30, 2001)



                        PILOT THERAPEUTICS HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-28131                56-2280858
--------------------------------------------------------------------------------
 (State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)


101 N. Chestnut Street
Winston-Salem, NC                                                       27101
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code: 336-725-2222

                             Interallied Group, Inc.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  EVENTS.

         On October 2, 2001, the holders of a majority of the issued and outstanding shares of Interallied Group, Inc., a Nevada corporation ("ILRG"), acting by written consent, approved a proposal to reincorporate ILRG under the laws of Delaware pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between ILRG and Pilot Therapeutics Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ILRG ("Pilot"), pursuant to which Merger Agreement ILRG would merge with and into Pilot, with Pilot as the surviving entity (the "Reincorporation"). A copy of the Merger Agreement is filed herewith as Exhibit 99.1. The Reincorporation became effective on November 30, 2001, upon the filing of Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Merger with the Secretary of State of the State of Delaware. A copy of the news release reporting the completion of the Reincorporation is filed herewith as Exhibit 99.2.

Upon the effectiveness of the Reincorporation:

         (1) ILRG ceased to exist separately and Pilot continued to exist in its present form under the name "Pilot Therapeutics Holdings, Inc."

         (2) Each outstanding share of common stock of ILRG, par value $0.01 per share (the "ILRG Common Stock"), was automatically converted into one fully paid and nonassessable share of common stock of Pilot, par value $0.001 per share (the "Pilot Common Stock")

         (3) The certificate of incorporation and bylaws of Pilot replaced the articles of incorporation and bylaws of ILRG. Copies of Pilot 's certificate of incorporation and bylaws are filed with this Current Report as Exhibits 3.1 and 3.2, respectively.

         (4) The directors and officers of ILRG immediately prior to the Reincorporation became the directors and officers of Pilot at the effective time of the Reincorporation.

         (5) By operation of law, Pilot succeeded to all of the assets and liabilities of ILRG which existed immediately prior to the Reincorporation.

         As a result of the Reincorporation, Pilot will have a classified board of directors commencing with the 2002 annual meeting. Apart from this and other changes specifically set forth herein or provided by applicable law, the Reincorporation had no effect on the business, fiscal year, assets or liabilities of ILRG, and the Reincorporation did not cause the corporate headquarters or other facilities to be moved.

         Stock certificates representing ILRG Common Stock will be exchanged for stock certificates representing Pilot Common Stock and new certificates will be issued upon transfer in the ordinary course of business.

         By virtue of the operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all shares of Pilot Common Stock issued to the holders of issued and outstanding shares of ILRG Common Stock are deemed automatically registered under Section 12(g) of the Exchange Act; and Pilot will continue to be subject to the reporting requirements of Section 13 of the Exchange Act in the same manner that ILRG had been subject to such requirements immediately prior to the Reincorporation.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits: The following exhibits required to be attached hereto by Item 601 of Regulation S-K are incorporated herein by this reference:


      EXHIBIT NUMBER                            DESCRIPTION
      --------------                             -----------
            3.1            Certificate of Incorporation of Pilot Therapeutics
                           Holdings, Inc.

            3.2            Amended and Restated Bylaws of Pilot Therapeutics
                           Holdings, Inc.

           99.1            Agreement and Plan of Merger

           99.2            Press Release

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PILOT THERAPEUTICS HOLDINGS, INC.



Date:  December 14, 2001                 /s/ Dr. Floyd H. Chilton, III
                                         -------------------------------------
                                         Dr. Floyd H. Chilton, III
                                         President

                                  EXHIBIT INDEX


         EXHIBIT NUMBER                   DESCRIPTION
         --------------                   -----------
              3.1          Certificate of Incorporation of Pilot Therapeutics
                           Holdings, Inc.

              3.2          Amended and Restated Bylaws of Pilot Therapeutics
                           Holdings, Inc.

              99.1         Agreement and Plan of Merger

              99.2         Press Release